UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020 (May 29, 2020)
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

DE	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood, Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.
On May 29, 2020, the Board of Directors of HollyFrontier Corporation (“HollyFrontier”) approved a plan to permanently cease petroleum refining operations at the Cheyenne, Wyoming refinery (the “Refinery”) owned by a subsidiary of HollyFrontier, and approved a proposed plan to convert certain assets at the Refinery to renewable diesel production (collectively, the “Conversion”). This decision was primarily based on a positive outlook on the market for renewable diesel and the expectation that future free cash flow generation at the Refinery would be challenged due to lower gross margins resulting from the economic impact of the COVID-19 pandemic and compressed crude differentials due to dislocations in the crude oil market, coupled with forecasted uncompetitive operating and maintenance costs for the Refinery and the anticipated loss of the Environmental Protection Agency’s small refinery exemption. HollyFrontier expects to cease petroleum refining operations at the Refinery at the end of July 2020 and begin conversion of certain units for renewable diesel production in August 2020. The renewable diesel units are expected to be completed in the first quarter of 2022 with an expected capital budget of between $125-$175 million.
Approximately 200 employees at the Refinery are expected to be impacted by this decision. Based on the initial review of its long-lived assets, over the second and third quarters of 2020, HollyFrontier expects to record non-cash charges of $225-$275 million for impairment and depreciation charges and $3-$12 million for asset retirement obligations. Additionally, over the next twelve months, HollyFrontier anticipates pre-tax costs of $25-$45 million for decommissioning assets and $5-$7 million for severance obligations and proceeds of $50-$70 million from the liquidation of working capital.
Item 2.06    Material Impairments.
The disclosure set forth in Item 2.05 above is hereby incorporated by reference into this Item 2.06.
Item 7.01    Regulation FD Disclosure.
On June 1, 2020, HollyFrontier issued a press release announcing the Conversion, the construction of a pre-treatment unit (“PTU”) at HollyFrontier’s refinery located in Artesia, New Mexico, and updated capital expenditures guidance for 2020; and an investor presentation related to the development of HollyFrontier’s renewables business, copies of which are being furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and each of which are incorporated by reference into this Item 7.01 in their entirety.
The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1        Press Release.*

99.2        Presentation.*

104        Cover Page Interactive Data File (embedded within the Inline XBRL documents).

*Furnished herewith.

HFC Forward Looking Statement:
The statements contained herein relating to the Conversion, the proposed PTU, estimated severance, impairment and other related charges as well as other statements that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on our beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we believe that such expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to:

•	the extraordinary market environment and effects of the COVID-19 pandemic, including the continuation of a material decline in demand for refined petroleum products in markets HollyFrontier serves;

•	the inability to complete the decommissioning of Refinery assets as planned or within the time periods anticipated, whether due to changes in regulations, technology or other factors;

•	changes in preliminary accounting estimates due to the significant judgments and assumptions required;

•
HollyFrontier’s ability and efficiency in carrying out construction projects, including its ability to complete announced capital projects, such as the Conversion and the construction of the PTU, on time and within budget;

•	HollyFrontier’s inability to timely obtain or maintain permits, including those necessary for capital projects, such as the Conversion and construction of the PTU;

•
risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products, renewable fuels or lubricant and specialty products in HollyFrontier’s markets;

•	the demand for and supply of crude oil and refined products;

•	the spread between market prices for refined products and market prices for crude oil;

•	the possibility of constraints on the transportation of refined products, renewable fuels or lubricant and specialty products;

•	the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand;

•	effects of governmental and environmental regulations and policies, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic;

•	the availability and cost of financing to HollyFrontier;

•	the effectiveness of HollyFrontier’s capital investments and marketing strategies;

•	the possibility of terrorist attacks or cyber attacks and the consequences of any such attacks;

•	general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States;

•	further deterioration in gross margins or a prolonged economic slowdown due to COVID-19 could result in an impairment of goodwill; and

•
other financial, operational and legal risks and uncertainties detailed from time to time in HollyFrontier’s Securities and Exchange Commission filings, including those risks and uncertainties included under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and
Chief Financial Officer

Date: June 1, 2020